GE INVESTMENTS FUNDS, INC.

U.S. Equity Fund

S&P 500 Index Fund

Premier Growth Equity Fund

Core Value Equity Fund

Small-Cap Equity Fund

Income Fund

Total Return Fund

Real Estate Securities Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated November 11, 2013

To the Statement of Additional Information (“SAI”) dated May 1, 2013,

as supplemented on July 12, 2013

Effective November 11, 2013, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Asset Servicing as the transfer agent for the Funds. In connection with this change, the SAI for the Funds is revised as indicated below:

On page 138 of the SAI, the section entitled “Transfer Agent” is deleted in its entirety and replaced with the following:

Transfer Agent

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202-5207 serves as the transfer agent. As transfer agent, U.S. Bancorp Fund Services, LLC is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, U.S. Bancorp Fund Services, LLC receives monthly fees charged to the Funds, plus certain charges for securities transactions.

This Supplement should be retained with your

SAI for future reference.